EXHIBIT 31.2

Certification:

I, John Benson, Certify that:

6.	I have reviewed this quarterly report on Form 10-Q of DGSE Companies, Inc.;
7.
Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

8.
Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this quarterly report;

9.
The Company’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and15d-15(f) for the registrant  and  have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control  over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with general accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant’s internal control over financial reporting  that occurred during the registrant’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

10.
The Registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, of internal control over financial reporting to the registrant’s auditors and the audit committee of the registrant’s board of directors:

a)
all significant deficiencies  and material weaknesses in the design or operation of internal control over financial  reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or that other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: February 10, 2010	/s/ John Benson - Chief Financial Officer